SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 5, 2005

OMNICARE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-8269	31-1001351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard Suite 1600 Covington, Kentucky		41011
(Address of Principal Executive Offices)		(Zip Code)

(859) 392-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with Rule 5b–3 under the Trust Indenture Act of 1939 (the “Trust Indenture Act”), SunTrust Bank is qualified to act as Trustee under the Convertible Senior Debenture Indenture among Omnicare, Inc. (the “Company”), SunTrust Bank and Omnicare Purchasing Company, LP as guarantor. A form of Senior Debt Securities Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3, as amended (File No. 333-103115). A copy of the Form T–1 regarding such qualification prepared by SunTrust Bank is being filed as Exhibit 25.1 to this report.

In connection with Rule 5b–3 under the Trust Indenture Act, SunTrust Bank is qualified to act as Trustee under the Fourth Supplemental Indenture among the Company, SunTrust Bank and the subsidiary guarantors named therein, which supplements the Subordinated Debt Securities Indenture, dated June 13, 2003, between the Company and SunTrust Bank, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed June 16, 2003. A copy of the Form T–1 regarding such qualification prepared by SunTrust Bank is being filed as Exhibit 25.2 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under the Senior Debt Securities Indenture.

25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under the Subordinated Debt Securities Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Cheryl D. Hodges
Cheryl D. Hodges
Senior Vice President and Secretary

Date: December 9, 2005